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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): January 21, 2005


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                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

    [_]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

    [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                                TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers;
          Election of Directors; Appointment of Principal Officers...  Page 1

Signatures  .........................................................  Page 2





















































Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers;
          Election of Directors; Appointment of Principal Officers


     On January 21, 2005, Dana L. Dow resigned as a member of the Board of Directors of the Registrant due to his recent election to the Maine State Senate and the time conflict created.

















































Page 1
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST NATIONAL LINCOLN CORPORATION

                                By:  /s/ F. STEPHEN WARD
                                     ---------------------
                                     F. Stephen Ward
                                     Treasurer and Chief Financial Officer

Dated:  January 24, 2005










































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